UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 6, 2023
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 6, 2023, Curis, Inc. (“Curis” or the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has removed the partial clinical hold on the Company’s TakeAim Leukemia Phase 1/2 study (NCT04278768) of emavusertib (CA-4948) and that the recommended phase 2 dose (“RP2D”) for emavusertib as a monotherapy has been established at 300 mg twice daily (“BID”) in patients with Acute Myelogenous Leukemia (“AML”) or Myelodysplastic Syndromes (“MDS”). The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

From time to time, the Company conducts meetings with third parties in which the Company utilizes a corporate slide presentation. A copy of the Company’s current corporate slide presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

TakeAim Leukemia study

As previously disclosed, on April 4, 2022, the Company announced that the FDA placed a partial clinical hold on the TakeAim Leukemia study. On August 30, 2022, the Company announced that the FDA notified Curis that it may resume enrollment of additional patients in the monotherapy dose finding phase of the TakeAim Leukemia study, so that the Company could enroll at least nine additional patients at the 200 mg BID dose level. On July 6, 2023, the Company announced that the FDA had removed the partial clinical hold on the TakeAim Leukemia study and that the RP2D for emavusertib as a monotherapy has been established at 300 mg BID in patients with AML or MDS.

The Company is working with clinical sites to enroll targeted patients with AML (patients with a FLT3 or spliceosome mutation who have received ≤ 2 prior lines of treatment). The Company plans to initiate a front-line combination study of emavusertib with azacitidine and venetoclax. In 2024, the Company expects to have updated data from the TakeAim Leukemia monotherapy study, clarification of a monotherapy registrational study design, and initial data from an azacitidine and venetoclax combination study.

In the TakeAim Leukemia study, as of the March 17, 2023 data cutoff for patients dosed prior to February 9, 2023, 84 patients received emavusertib monotherapy, ranging from doses of 200 mg to 500 mg BID. Significant blast count reductions have been observed across all patient groups, regardless of dose level, mutation status, or number of prior lines of treatment. Emerging from these data are two genetically-defined subpopulations of relapsed/refractory (R/R) patients who have demonstrated compelling responses in monotherapy: AML patients with FLT3 mutation and AML patients with spliceosome mutation (U2AF1 or SF3B1 mutation) who have received ≤ 2 prior lines of treatment. In these subpopulations of evaluable patients (patients whose disease has been determined to be evaluable for objective response with baseline and post-treatment marrow assessments) treated with 300 mg BID, 2 of 3 patients with a FLT3 mutation achieved a CR (Complete Response) and 2 of 3 patients with spliceosome mutation achieved a CR or CRh (Complete Response with Partial Hematologic Recovery). The duration of response for these patients ranged from 5.6 to 7.0 months.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, any statements with respect to Curis’s plans, strategies and objectives to resume and further patient enrollment in its TakeAim Leukemia study, initiate a front-line combination study of emavusertib with azacitidine and venetoclax, and provide updated data from such studies and clarification of a monotherapy registrational study design for its TakeAim Leukemia study, statements concerning product research, development, clinical trials and studies and commercialization plans, timelines, anticipated results or the therapeutic potential of drug candidates including any statements regarding the initiation, progression, expansion, use, safety, efficacy, dosage and potential benefits of emavusertib in clinical trials as a monotherapy and/or as a combination therapy, the progression, use and potential benefits of CI-8993, Curis’s plans and timelines to provide preliminary, interim and/or additional data from its ongoing or planned clinical trials, its ability to further patient enrollment in its TakeAim Leukemia and TakeAim Lymphoma studies, any statements concerning Curis’s expectations regarding its interactions with the FDA, statements with respect to mutations or potential biomarkers, and statements of assumptions underlying any of the foregoing. Forward-looking statements may contain the words “believes,” “expects,” “anticipates,” “plans,” “intends,” “seeks,” “estimates,” “assumes,” “predicts,” “projects,” “targets,” “will,” “may,” “would,” “could,” “should,” “continue,” “potential,” “focus,” “strategy,” “mission,” or similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different from those indicated by such forward-looking statements. For example, the FDA may take further regulatory action with regard to Curis’s clinical trials. Curis may experience adverse results, delays and/or failures in its drug development programs and may not be able to successfully advance the development of its drug candidates in the time frames it projects, if at all. Curis’s drug candidates may cause unexpected toxicities, fail to demonstrate sufficient safety and efficacy in clinical studies and/or may never achieve the requisite regulatory approvals needed for commercialization. Favorable results seen in preclinical studies and early clinical trials of Curis’s drug candidates may not be replicated in later trials. There can be no guarantee that the collaboration agreements with Aurigene and ImmuNext, or the CRADA with NCI, will continue for their full terms, that Curis or its collaborators will each maintain the financial and other resources necessary to continue financing its portion of the research, development and commercialization costs, or that the parties will successfully discover, develop or commercialize drug candidates under the collaboration. Regulatory authorities may determine to delay or restrict Genentech’s and/or Roche’s ability to continue to commercialize Erivedge in basal cell carcinoma. Competing drugs may be developed that are superior to Erivedge. In connection with its agreement with Oberland Capital, Curis faces risks relating to the transfer and encumbrance of certain royalty and royalty-related payments on commercial sales of Erivedge, including the risk that, in the event of a default by Curis or its wholly-owned subsidiary, Curis could lose all retained rights to future royalty and royalty-related payments, Curis could be required to repurchase such future royalty and royalty-related payments at a price that is a multiple of the payments it has received, and its ability to enter into future arrangements may be inhibited, all of which could have a material adverse effect on its business, financial condition and stock price. Curis will require substantial additional capital to fund its business. If it is not able to obtain sufficient funding, it will be forced to delay, reduce in scope or eliminate some of its research and development programs, including related clinical trials and operating expenses, potentially delaying the time to market for, or preventing the marketing of, any of its product candidates, which could adversely affect its business prospects and its ability to continue operations, and would have a negative impact on its financial condition and its ability to pursue its business strategies. Curis faces substantial competition. Curis and its collaborators face the risk of potential adverse decisions made by the FDA and other regulatory authorities, investigational review boards, and publication review bodies. Curis may not obtain or maintain necessary patent protection and could become involved in expensive and time-consuming patent litigation and interference proceedings. Unstable market and economic conditions, natural disasters, public health crises, political crises and other events outside of Curis’s control could significantly disrupt its operations or the operations of third parties on which Curis depends, and could adversely impact Curis’s operating results and its ability to raise capital. Other important factors that may cause or contribute to actual results being materially different from those indicated by forward-looking statements include the factors set forth under the captions “Risk Factor Summary” and “Risk Factors” in our most recent Form 10-K and Form 10-Q, and the factors that are discussed in other filings that we periodically make with the Securities and Exchange Commission. In addition, any forward-looking statements represent the views of Curis only as of today and should not be relied upon as representing Curis’s views as of any subsequent date. Curis disclaims any intention or obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K whether as a result of new information, future events or otherwise, except as may be required by law.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 6, 2023
99.2	Corporate Presentation
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	July 6, 2023	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer